Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
September, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  8.58%
     September, 1998  7.70%
     August, 1998  9.21%
     July, 1998  8.82%



Cash Yield                                              21.06%


Investor Charge Offs                                    5.96%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.57%


Seller's Interest                                       26.56%


Total Payment Rate                                      9.71%


Total Principal Balance                                $3,778,658,611.12


Investor Participation Amount                          $375,000,000.00


Seller Participation Amount                            $1,003,658,611.1